Prospectus Supplement	May 18, 2020

Putnam RetirementReady® Funds
Prospectus dated November 30, 2019

Putnam RetirementReady Maturity Fund
(formerly, Putnam Retirement Income Fund Lifestyle 1)
Summary Prospectus dated November 30, 2019

Putnam Investment Management, LLC (“Putnam Management”) has recommended a new management contract as part of a new fee and expense structure for the Putnam RetirementReady Funds (the “RetirementReady Funds”) that is expected to reduce the overall cost (direct and indirect fees and expenses) of the funds. Currently, the RetirementReady Funds do not pay a management fee to Putnam Management. Instead, the funds bear management fees indirectly, because they invest in underlying Putnam funds which pay management fees to Putnam Management. The RetirementReady Funds also indirectly bear the other fees and expenses of the underlying funds. The aggregate amount of underlying fund fees and expenses is referred to as “acquired fund fees and expenses.” Under the proposed management contract, each Putnam RetirementReady Fund will pay a management fee directly to Putnam Management. However, Putnam Management will also agree to an expense limitation agreement, under which it will reimburse each RetirementReady Fund in full for its acquired fund fees and expenses and cap each RetirementReady Fund’s total costs so that each RetirementReady Fund will have lower overall costs (direct and indirect fees and expenses), with the exception of class R shares, which are expected to experience a slight increase in overall cost.

The Board of Trustees of the Putnam RetirementReady Funds (the “Trustees”) has approved the proposed new management contract for each fund reflecting the new management fees, subject to shareholder approval. The new fee structure, including the new management contract and expense limitation agreement, will only become effective if the shareholders of each Putnam RetirementReady Fund approve the new management contract.

More details regarding these proposals will be contained in a proxy statement that is expected to be mailed to shareholders in June 2020. If the proposals are approved, it is expected that the changes described above would take effect on or about October 1, 2020.

The foregoing is not a solicitation of any proxy. For more information regarding the funds, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The funds, their Trustees, officers, and other members of Putnam Management personnel may be deemed to be participants in any future solicitation of the funds’ shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the funds’ proxy statement when it becomes available.

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